SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - May 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2003, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                     333-104580-03               52-2029487
------------------------        ---------------------    -----------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the May 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  May 28, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                        Statement to Certificateholders

                                  May 25, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1     205,000,000.00    185,698,149.60    10,285,907.38   186,945.39   10,472,852.77   0.00    0.00    175,412,242.22
AF2      91,000,000.00     91,000,000.00             0.00   188,099.91      188,099.91   0.00    0.00     91,000,000.00
AF3      82,000,000.00     82,000,000.00             0.00   208,642.76      208,642.76   0.00    0.00     82,000,000.00
AF4      55,500,000.00     55,500,000.00             0.00   191,619.46      191,619.46   0.00    0.00     55,500,000.00
AF5      30,350,000.00     30,350,000.00             0.00   129,211.16      129,211.16   0.00    0.00     30,350,000.00
AF6      30,000,000.00     30,000,000.00             0.00   105,101.20      105,101.20   0.00    0.00     30,000,000.00
AV1     124,300,000.00    117,923,491.67     1,631,673.42   132,961.38    1,764,634.80   0.00    0.00    116,291,818.25
AV2     124,350,000.00    118,267,806.58     3,802,400.59   133,349.61    3,935,750.20   0.00    0.00    114,465,405.99
M1       58,500,000.00     58,500,000.00             0.00   230,047.91      230,047.91   0.00    0.00     58,500,000.00
M2       49,500,000.00     49,500,000.00             0.00   210,945.99      210,945.99   0.00    0.00     49,500,000.00
M3       13,500,000.00     13,500,000.00             0.00    59,161.60       59,161.60   0.00    0.00     13,500,000.00
M4       13,500,000.00     13,500,000.00             0.00    60,848.72       60,848.72   0.00    0.00     13,500,000.00
B1       11,250,000.00     11,250,000.00             0.00    24,010.19       24,010.19   0.00    0.00     11,250,000.00
B2       11,250,000.00     11,250,000.00             0.00    30,352.51       30,352.51   0.00    0.00     11,250,000.00
R                 0.00              0.00             0.00         0.00            0.00   0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  900,000,000.00    868,239,447.85    15,719,981.39 1,891,297.79   17,611,279.18   0.00    0.00    852,519,466.46
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       900,000,000.00    876,518,588.66             0.00         5.50            5.50   0.00    0.00    863,891,490.80
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751DM1     905.84463220    50.17515795   0.91192873   51.08708668    855.66947424     AF1    1.250000 %
AF2     294751DN9   1,000.00000000     0.00000000   2.06703198    2.06703198  1,000.00000000     AF2    2.481000 %
AF3     294751DP4   1,000.00000000     0.00000000   2.54442390    2.54442390  1,000.00000000     AF3    3.054000 %
AF4     294751DQ2   1,000.00000000     0.00000000   3.45260288    3.45260288  1,000.00000000     AF4    4.145000 %
AF5     294751DR0   1,000.00000000     0.00000000   4.25736936    4.25736936  1,000.00000000     AF5    5.110000 %
AF6     294751DS8   1,000.00000000     0.00000000   3.50337333    3.50337333  1,000.00000000     AF6    4.205000 %
AV1     294751DT6     948.70065704    13.12689799   1.06968126   14.19657924    935.57375905     AV1    1.400000 %
AV2     294751DU3     951.08811082    30.57821142   1.07237322   31.65058464    920.50989940     AV2    1.400000 %
M1      294751DV1   1,000.00000000     0.00000000   3.93244291    3.93244291  1,000.00000000     M1     4.720000 %
M2      294751DW9   1,000.00000000     0.00000000   4.26153515    4.26153515  1,000.00000000     M2     5.115000 %
M3      294751DX7   1,000.00000000     0.00000000   4.38234074    4.38234074  1,000.00000000     M3     5.260000 %
M4      294751DY5   1,000.00000000     0.00000000   4.50731259    4.50731259  1,000.00000000     M4     5.410000 %
B1      294751DZ2   1,000.00000000     0.00000000   2.13423911    2.13423911  1,000.00000000     B1     2.650000 %
B2      294751EA6   1,000.00000000     0.00000000   2.69800089    2.69800089  1,000.00000000     B2     3.350000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                964.71049761    17.46664599   2.10144199   19.56808798    947.24385162
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     973.90954296     0.00000000   0.00000611    0.00000611    959.87943422     X      0.000008 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.
--------------------------------------------------------------------------------

                                                                     Page 2 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                  May 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           642,110.90
                                Group I Curtailments                   26,973.63
                                Group I Prepayments                 7,593,085.50
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         97,149.15
                                Group II-A Curtailments                 2,679.65
                                Group II-A Prepayments              1,210,815.24
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal        100,024.40
                                Group II-B Curtailments                 3,221.73
                                Group II-B Prepayments              2,951,037.66
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 3,092,883.53

Sec. 4.03 (a)(ii) Interest Distribution Amounts

                                Interest Distribution - AF-1          186,945.39
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          188,099.91
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          208,642.76
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          191,619.46
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5          129,211.16
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          105,101.20
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          132,961.38

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                  May 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          133,349.61
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           230,047.91
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           210,945.99
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            59,161.60
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            60,848.72
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            24,010.19
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            30,352.51
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                     471.65

                                Class AF-1 Interest Reduction              42.33
                                Class AF-2 Interest Reduction              42.59
                                Class AF-3 Interest Reduction              47.24
                                Class AF-5 Interest Reduction              29.26
                                Class AF-4 Interest Reduction              86.79
                                Class AF-6 Interest Reduction              23.80
                                Class AV-1 Interest Reduction              30.11
                                Class AV-2 Interest Reduction              30.19
                                Class M-1 Interest Reduction               52.09
                                Class M-2 Interest Reduction               47.76
                                Class M-3 Interest Reduction               13.40
                                Class M-4 Interest Reduction               13.78
                                Class B-1 Interest Reduction                5.44
                                Class B-2 Interest Reduction                6.87


[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                  May 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    637,040,087.54
                                Group I Ending Pool Balance       628,777,917.51
                                Group II-A Beginning Pool Balance 119,523,851.33
                                Group II-A Ending Pool Balance    118,213,207.29
                                Group II-B Beginning Pool Balance 119,954,649.79
                                Group II-B Ending Pool Balance    116,900,366.00
                                Total Beginning Pool Balance      876,518,588.66
                                Total Ending Pool Balance         863,891,490.80

Sec. 4.03(a)(vi)        Servicing Fee
                                Group I Servicing Fee                 265,433.37
                                Group II-A Servicing Fee               49,801.60
                                Group II-B Servicing Fee               49,981.10

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                        in Current Distribution             0.00
                                Group I Recouped Advances Included in
                                        Current Distribution                0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                        Outstanding                         0.00

                                Group II-A Delinquency Advances Included
                                        in Current Distribution             0.00
                                Group II-A Recouped Advances Included in
                                        Current Distribution                0.00
                                Group II-A Recouped Advances From
                                        Liquidations                        0.00
                                Group II-A Aggregate Amount of Advances
                                        Outstanding                         0.00

                                Group II-B Delinquency Advances Included
                                        in Current Distribution             0.00
                                Group II-B Recouped Advances Included in
                                        Current Distribution                0.00
                                Group II-B Recouped Advances From
                                        Liquidations                        0.00
                                Group II-B Aggregate Amount of Advances
                                        Outstanding                         0.00

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                  May 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     334      42,826,849.41           6.81 %
                        31-60 days      31       3,099,867.67           0.49 %
                        61-90 days       4         788,266.97           0.13 %
                          91+days        1         146,118.04           0.02 %
                          Total        370      46,861,102.09           7.45 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days      59      7,382,906.63            6.25 %
                        31-60 days       7        833,258.98            0.70 %
                        61-90 days       2        187,041.51            0.16 %
                         91+days         0              0.00            0.00 %
                         Total          68      8,403,207.12            7.11 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days      38         4,680,885.73         4.00 %
                        31-60 days       3           320,415.85         0.27 %
                        61-90 days       2           304,368.92         0.26 %
                          91+days        0                 0.00         0.00 %
                          Total         43         5,305,670.50         4.53 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          4                654,799.39                   0.10 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          2                342,361.35                   0.29 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         2                406,101.62                    0.35 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 6 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                  May 25, 2004
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest
                                 Loans

                                Group I Three Largest Loans         1,475,007.77
                                Group II-A Three Largest Loans        975,805.83
                                Group II-B Three Largest Loans      1,403,685.50

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                               0.00
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii)        Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 7 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                  May 25, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 8 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                  May 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans
                          (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.39 % Group II-A Weighted Average Mortgage Rate 7.29 % Group II-B Weighted Average Mortgage Rate 7.16 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 329.00 Group II-A Weighted Average Remaining
                                        Term                              355.00
                                Group II-B Weighted Average Remaining
                                        Term                              355.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                                Overcollateralization Amount       11,372,024.34
                                Overcollateralization Target
                                        Amount                     39,150,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                        Amount                     27,777,975.66

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                        continuing?                           NO
                                Cumulative Realized Losses as a percentage
                                        of the Original Pool Balance      0.00 %
                                Senior Enhancement Percentage            18.23 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                        of the current Pool Balance       0.33 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                                Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00


[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.